Provisions and post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2020
Disclosure of other provisions [abstract]
Summary of Provisions including post-retirement benefits

	Pensions and post-retirement healthcare	Other employee entitlements	Close-down and restoration/ environmental(a)(b)	Other	Total
For the six months ended 30 June 2020	US$m	US$m	US$m	US$m	US$m
Opening balance	2,714	354	11,090	945	15,103
Adjustment on currency translation	(81)	(6)	(194)	(17)	(298)
Adjustments to property, plant and equipment:
– changes in estimate	—	—	72	12	84
Charged/(credited) to profit:
– increases to existing and new provisions	97	52	275	80	504
– decreases to existing provisions and unused amounts reversed	—	(6)	(94)	(68)	(168)
– amortisation of discount	—	—	214	2	216
Utilised in the period	(97)	(26)	(155)	(73)	(351)
Actuarial losses recognised in equity	345	—	—	—	345
Transfers and other movements	—	—	(2)	(30)	(32)
Closing balance	2,978	368	11,206	851	15,403
Balance sheet analysis:
Current	71	282	612	515	1,480
Non-current	2,907	86	10,594	336	13,923
Total	2,978	368	11,206	851	15,403

(a)Provisions of US$11,206 million (31 December 2019: US$11,090 million) for close-down and restoration costs and environmental clean-up obligations are based on estimates of future cash flows. These estimates have been discounted to their present value at a real discount rate of 2% per annum. If the discount rate was decreased by 1% then the provision would be US$2.1 billion higher, of which approximately US$1.9 billion would be capitalised within 'Property, plant and equipment' and US$0.2 billion would be charged to the income statement.

(b)Close-down and restoration/environmental liabilities at 30 June 2020 have not been adjusted for amounts of US$473 million (31 December 2019: US$166 million) arising from closure related receivables from the co-owners of the Diavik Joint Venture, the ERA trust fund and other financial assets held for the purposes of meeting these obligations.